Horace Mann Life Insurance Company Separate Account

Supplement dated January 26, 2022

to the Prospectuses dated May 1, 2022

for

Goal Planning Annuity

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Separate Account

and

Qualified Variable Deferred Group Annuity Contract

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

This supplement updates certain information contained in the above listed prospectuses. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our Website at horacemann.com and clicking on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. All capitalized terms used in this supplement have the same meaning as provided in the prospectuses.

On March 9, 2021, the Board of Directors of T Rowe Price Government Money Portfolio (the “Gov’t Money Portfolio”) approved the liquidation and termination of the Gov’t Money Portfolio. The liquidation and termination (the “Liquidation”) will occur on or about May 6, 2022 (the “Liquidation Date”).

As a result of this notice of liquidation, We are adding the Goldman Sachs Government Money Market Institutional Shares to the list of available Subaccounts.

This supplement provides You with information about the addition of the Goldman Sachs Government Money Market Institutional Shares to the list of Underlying funds.

The Goldman Sachs Government Money Market Institutional Shares is added as a new investment choice in the Money Market Category of the Underlying Funds on page 1 of the prospectuses.

The Goldman Sachs Government Money Market Institutional Shares is added as a new investment choice in the Money Market category of the “What are my investment choices?” section of the prospectuses.

The following is added as a new investment choice in the table of Underlying Funds under the “Horace Mann Life Insurance Company, The Fixed Account, The Separate Account and the Underlying Funds – The Underlying Funds” section of the prospectuses:

Name	Objective	Investment Type	Adviser
Goldman Sachs Government Money Market Intuitional Share Class	Current income/preservation of capital	Money Market	The Goldman Sachs Government Money Market Fund is advised by Goldman Sachs Asset Management, L.P.

More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time. The prospectuses for the Underlying Funds are available online at www.horacemann.com. To access this information, click on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at 1-800-999-1030.